IW                                    Ivan Webb

901 West 6th Street
Cisco, Texas 76437
Phone: (254) 442 3968
Fax: (254) 442 3843

December 21, 2000

Mr. Peter B. Bradford Sent by Fax: 1 Page
Conner & Winters Fax Number - 405 232 2695
1700 One Leadership Square
211 North Robinson
Oklahoma City, OK 73102

Dear Mr. Bradford:

I hereby resign as a director of Broadband Wireless International Corporation effective immediately.

Please feel free to call on me in the event you require information regarding BroadBand.

I am hopeful that you will be able to find the right merger candidate for BroadBand to Salvage the Company for its 20,000 stockholders.

Sincerely,

/s/ Ivan Webb

Ivan Webb

cc: Richard M. Hewitt